Exhibit 99.1

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

Defined terms included below have the same meaning as terms defined and included elsewhere in the Current Report on Form 8-K (the “Form 8-K”) filed with the Securities and Exchange Commission (the “SEC”) on June 15, 2021. Unless the context otherwise requires, the “Combined Company” refers to Quantum-Si Incorporated (f/k/a HighCape Capital Acquisition Corp.) and its subsidiary after the Closing, “HighCape” refers to HighCape Capital Acquisition Corp. prior to the Closing, and “Quantum-Si” refers to Q-SI Operations Inc. (f/k/a Quantum-Si Incorporated) prior to the Closing.

On June 10, 2021, HighCape and Quantum-Si announced the consummation of the transactions contemplated by the Business Combination Agreement, dated as of February 18, 2021 (the “Business Combination Agreement”), by and among HighCape, Tenet Merger Sub, Inc. (“Merger Sub”) and Quantum-Si, pursuant to which Merger Sub, a wholly owned subsidiary of HighCape, merged with and into Quantum-Si, with Quantum-Si surviving the merger as a wholly owned subsidiary of HighCape (the “Business Combination”). In connection with the Business Combination, HighCape changed its name to “Quantum-Si Incorporated” and Quantum-Si changed its name to “Q-SI Operations Inc.” After giving effect to the Business Combination, the Combined Company directly owns all of the issued and outstanding equity interests of Quantum-Si, and the pre-Business Combination stockholders of Quantum-Si hold a portion of the Combined Company’s Class A common stock and all of the Combined Company’s Class B common stock.

The following unaudited pro forma condensed combined balance sheet of the Combined Company as of March 31, 2021 and the unaudited pro forma condensed combined statements of operations of the Combined Company for the three months ended March 31, 2021 and for the year ended December 31, 2020 present the combination of the financial information of HighCape and Quantum-Si after giving effect to the Business Combination and related adjustments described in the accompanying notes.

The unaudited pro forma condensed combined statements of operations for the three months ended March 31, 2021 and for the year ended December 31, 2020 give pro forma effect to the Business Combination as if it had occurred on January 1, 2020. The unaudited pro forma condensed combined balance sheet as of March 31, 2021 gives pro forma effect to the Business Combination as if it was completed on March 31, 2021.

The unaudited pro forma condensed combined financial information is based on and should be read in conjunction with:

•	the accompanying notes to the unaudited pro forma condensed combined financial information;

•	the historical unaudited interim financial statements of HighCape as of March 31, 2021 and for the three months ended March 31, 2021, and the related notes, included in HighCape’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2021 filed with the SEC on May 10, 2021, as amended on June 10, 2021 (as amended, the “HighCape Form 10-Q”), and the historical audited financial statements of HighCape as of December 31, 2020 and for the period from June 10, 2020 (inception) through December 31, 2020 (as restated), and the related notes, included in HighCape’s Annual Report on Form 10-K/A for the year ended December 31, 2020 filed with the SEC on May 10, 2021;

•	the historical unaudited condensed financial statements of Quantum-Si as of March 31, 2021 and for the three months ended March 31, 2021, and the related notes, included in Exhibit 99.2 to the Form 8-K, and the historical audited financial statements of Quantum-Si as of and for the year ended December 31, 2020, and the related notes, included in the Proxy Statement; and

•	other information relating to HighCape and Quantum-Si contained in this Form 8-K, the HighCape Form 10-Q or the Proxy Statement, including the Business Combination Agreement and the description of certain terms thereof set forth under “The Business Combination Agreement” in the Proxy Statement, as well as the disclosures contained in the sections titled “Management’s Discussion and Analysis of Financial Condition and Results of Operations of HighCape” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations of Quantum-Si” in the Proxy Statement, “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the HighCape Form 10-Q, and “Management’s Discussion and Analysis of Financial Condition and Results of Operations of Q-SI Operations Inc. (formerly Quantum-Si Incorporated)” included in Exhibit 99.3 to the Form 8-K.

The unaudited pro forma condensed combined financial statements have been presented for illustrative purposes only and do not necessarily reflect what the Combined Company’s financial condition or results of operations would have been had the Business Combination occurred on the dates indicated. Further, the unaudited pro forma condensed combined financial information also may not be useful in predicting the future financial condition and results of operations of the Combined Company. The actual financial position and results of operations may differ significantly from the pro forma amounts reflected herein due to a variety of factors. The unaudited transaction accounting adjustments represent management’s estimates based on information available as of the date of these unaudited pro forma condensed combined financial statements and are subject to change as additional information becomes available and analyses are performed.

The following pro forma condensed combined financial statements presented herein reflect the actual redemption of 571,128 shares of HighCape Class A common stock by HighCape’s stockholders in connection with the Business Combination.

COMBINED COMPANY

UNAUDITED PRO FORMA CONDENSED
COMBINED BALANCE SHEET

MARCH 31, 2021
(in thousands)

	HighCape (Historical)	Quantum-Si (Historical)	Transaction Accounting Adjustments	Note 3	Pro Forma
ASSETS
Cash and cash equivalents	$591	$26,654	$504,541	(a),(b)	$531,786
Prepaid expenses and other current assets	163	3,243	(2,320)	(b)	1,086
Due from related parties	-	88	-		88
Total current assets	754	29,985	502,221		532,960
Property and equipment, net	-	2,339	-		2,339
Other assets - related party	-	738	-		738
Cash and cash equivalents held in Trust Account	115,004	-	(115,004)	(c)	-
Total assets	$115,758	$33,062	$387,217		$536,037

Liabilities, Class A common stock subject to redemption, convertible preferred stock and stockholders' equity (deficit)
Accounts payable	-	2,095	-		2,095
Due to related parties	-	535	-		535
Accrued expenses and other current liabilities	1,605	2,921	(3,195)	(d)	1,331
Total current liabilities	1,605	5,551	(3,195)		3,961
Notes payable	-	1,749	(1,749)	(d)	-
Warrant liability	13,045	-	-		13,045
Deferred underwriting fee payable	4,025	-	(4,025)	(b)	-
Total liabilities	18,675	7,300	(8,969)		17,006

Class A common stock subject to possible redemption	92,083	-	(92,083)	(e)	-
Convertible preferred stock	-	195,810	(195,810)	(e)	-

Stockholders' deficit
Common stock	-	1	(1)	(e)	-
Class A common stock	-	-	12	(e)	12
Class B common stock	-	-	2	(e)	2
Additional paid-in capital	18,992	13,973	678,090	(e)	711,055
Accumulated deficit	(13,992)	(184,022)	5,976	(e)	(192,038)
Total stockholders' equity (deficit)	5,000	(170,048)	684,079		519,031
Total liabilities, Class A common stock subject to redemption, convertible preferred stock and stockholders' equity (deficit)	$115,758	$33,062	$387,217		$536,037

See accompanying notes to unaudited pro forma condensed combined financial information.

COMBINED COMPANY

UNAUDITED PRO FORMA CONDENSED COMBINED
STATEMENT OF OPERATIONS FOR THE THREE MONTHS ENDED MARCH 31, 2021
(in thousands, except share and per share amounts)

	HighCape (Historical)	Quantum-Si (Historical)	Transaction Accounting Adjustments	Note 3	Pro Forma
Operating expenses:
Research and development	$-	$7,972	$817	(h)	$8,789
General and administrative	-	3,417	2,993	(h)	6,410
Sales and marketing	-	390	54	(h)	444
Formation and general and administrative expenses	1,888	-	-		1,888
Total operating expenses	1,888	11,779	3,864		17,531
Loss from operations	(1,888)	(11,779)	(3,864)		(17,531)
Other expense, net	-	-	-		-
Interest earned on cash and cash equivalents held in Trust Account	2	-	(2)	(k)	-
Change in fair value of warrant liability	(8,520)	-	-		(8,520)
Loss before income taxes	(10,406)	(11,779)	(3,866)		(26,051)
Provision for income taxes	-	-	-		-
Net loss and comprehensive loss	$(10,406)	$(11,779)	$(3,866)		$(26,051)

Net loss per share table
Weighted average shares outstanding of Class A redeemable common stock	11,500,000	n/a			n/a
Basic and diluated income per share, Class A redeemable common stock	$0.00	n/a			n/a
Weighted average shares outstanding, basic and diluted (1)	3,280,000	6,932,353		(l)	136,400,660
Basic and diluted net loss per share (1)	$(3.17)	(1.70)		(l)	$(0.19)

(1)	Net loss per share is based on:
•	HighCape — weighted average number of shares of HighCape Class A and Class B common stock outstanding for the three months ended March 31, 2021.
•	Quantum-Si — weighted average number of shares of Quantum-Si common stock outstanding for the three months ended March 31, 2021.
•	Pro Forma — common stock of the Combined Company outstanding at the close of the Business Combination.

See accompanying notes to unaudited pro forma condensed combined financial information.

COMBINED COMPANY

UNAUDITED PRO FORMA CONDENSED COMBINED
STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2020

(in thousands, except share and per share amounts)

	HighCape (Historical)	Quantum-Si (Historical)	Transaction Accounting Adjustments	Note 3	Pro Forma
Operating expenses:
Research and development	$-	$27,555	$6,012	(h)	$33,567
General and administrative	-	7,984	28,221	(f), (g), (h), (i)	36,205
Sales and marketing	-	1,152	400	(h)	1,552
Formation and general and administrative expenses	265	-	-		265
Total operating expenses	265	36,691	34,633		71,589
Loss from operations	(265)	(36,691)	(34,633)		(71,589)
Interest income	-	104	-		104
Other expense, net	-	(26)	9	(j)	(17)
Interest earned on cash and cash equivalents held in Trust Account	2	-	(2)	(k)	-
Change in fair value of warrant liability	(3,097)	-	-		(3,097)
Transaction costs	(226)	-	-		(226)
Loss before income taxes	(3,586)	(36,613)	(34,626)		(74,825)
Provision for income taxes	-	-	-		-
Net loss and comprehensive loss	$(3,586)	$(36,613)	$(34,626)		$(74,825)

Net loss per share
Weighted average shares outstanding of Class A redeemable common stock	11,500,000	n/a			n/a
Basic and diluated income per share, Class A redeemable common stock (1)	$0.00	n/a			n/a
Weighted average shares outstanding, basic and diluted	3,100,220	6,715,314		(l)	136,400,660
Basic and diluted net loss per share (1)	$(1.16)	$(5.45)		(l)	$(0.55)

(1)	Net loss per share is based on:
•	HighCape — weighted average number of shares of HighCape Class A and Class B common stock outstanding for the period from June 10, 2020 (date of inception) through December 31, 2020.
•	Quantum-Si — weighted average number of shares of Quantum-Si common stock outstanding for the year ended December 31, 2020.
•	Pro Forma — Common stock of the Combined Company outstanding at the close of the Business Combination.

See accompanying notes to unaudited pro forma condensed combined financial information.

COMBINED COMPANY

NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

Note 1 — Description of the Business Combination

On June 10, 2021, HighCape consummated the previously announced Business Combination pursuant to which Merger Sub, a wholly owned subsidiary of HighCape, merged with and into Quantum-Si, with Quantum-Si surviving the merger as a wholly owned subsidiary of HighCape. After giving effect to the Business Combination, the Combined Company directly owns all of the issued and outstanding equity interests of Quantum-Si, and the pre-Business Combination stockholders of Quantum-Si hold a portion of the Combined Company’s Class A common stock and all of the Combined Company’s Class B common stock.

The following table summarizes the pro forma shares of the Combined Company common stock outstanding after giving effect to the Business Combination, excluding the potential dilutive effect of outstanding options and the exercise of warrants:

	Shares	Ownership, %	Voting rights, %
Quantum-Si Stockholders	79,691,788	58.43%	88.99%
Public Stockholders	10,928,872	8.01%	2.12%
Initial Stockholders	2,583,750	1.89%	0.50%
PIPE Investors	42,500,000	31.16%	8.25%
Shares issued to Foresite Funds under Subscription Agreements	696,250	0.51%	0.14%
Closing Shares	136,400,660	100%	100%

Note 2 — Basis of presentation

The historical financial information of HighCape and Quantum-Si has been adjusted in the unaudited pro forma condensed combined financial information to reflect transaction accounting adjustments related to the Business Combination in accordance with U.S. GAAP. The transaction accounting adjustments are prepared to illustrate the estimated effect of the Business Combination and certain other adjustments.

The Business Combination is accounted for as a reverse recapitalization because Quantum-Si has been determined to be the accounting acquirer under Financial Accounting Standards Board’s Accounting Standards Codification Topic 805, Business Combinations (“ASC 805”). The determination is primarily based on the evaluation of the following facts and circumstances:

•	The pre-Business Combination stockholders of Quantum-Si hold the majority of voting rights in the Combined Company;
•	Jonathan M. Rothberg, Ph.D. is the Executive Chairman of the Combined Company’s board of directors (the “Board”) and the pre-Business Combination stockholders of Quantum-Si have the right to appoint the majority of directors to the Board;
•	Senior management of Quantum-Si comprise the senior management of the Combined Company; and
•	The operations of Quantum-Si comprise the only ongoing operations of the Combined Company.

Under the reverse recapitalization model, the Business Combination will be reflected as the equivalent of Quantum-Si issuing stock for the net assets of HighCape, accompanied by a recapitalization whereby no goodwill or other intangible assets are recorded.

The Unaudited Pro Forma Condensed Combined Statements of Operations for the three months ended March 31, 2021 includes Quantum-Si and Highcape Business Combination expenses in the amount of $360,866 and $1,771,295, respectively, which are not expected to have a continuing impact on the results of the Combined Company beyond one year from the Closing.

Note 3 — Transaction Accounting Adjustments

Adjustments to the Unaudited Pro Forma Condensed Combined Balance Sheet as of March 31, 2021

The pro forma adjustments included in the unaudited pro forma condensed combined balance sheet as of March 31, 2021 are as follows:

3(a) Cash and cash equivalents.   Represents the impact of the Business Combination on the cash and cash equivalents balance of the Combined Company.

The table below represents the sources and uses of funds as it relates to the Business Combination (in thousands):

	Note
HighCape cash and cash equivalents prior to Business Combination		591
Quantum-Si cash and cash equivalents prior to Business Combination		26,654
HighCape cash and securities held in Trust Account	(1)	115,004
PIPE Financing	(2)	425,000
Payment to redeeming public stockholders	(3)	(5,712)
Prepayment of notes payable	(4)	(1,758)
Payment of deferred underwriting fees	(5)	(4,025)
Payment of accrued Business Combination costs of Quantum-Si	(6)	(1,581)
Payment of accrued Business Combination costs of Highcape	(7)	(1,605)
Payment of incremental Business Combination costs and additional costs of Quantum-Si	(8)	(2,367)
Payment of incremental Business Combination costs of Highcape	(9)	(11,215)
Payment of management bonus at the close of Business Combination	(10)	(3,400)
Payment of third party service provider	(11)	(3,800)
Total Business Combination adjustments		504,541
Post-Business Combination cash and cash equivalents balance		$531,786

(1)	Represents the amount of the restricted investments, and cash and cash equivalents held in the Trust Account at Closing (see Note 3(c) Trust Account).
(2)	Represents the issuance, in a private placement consummated concurrently with the Closing of the Business Combination, to third-party PIPE Investors of 42,500,000 shares of Class A common stock at the purchase price of $10 per share (see Note 3(e) Impact on equity).

(3)	Represents the amount paid to public stockholders who exercised redemption rights, including payment of accrued interest (see Note 3(e) Impact on equity).
(4)	Represents prepayment of Quantum-Si’s notes payable, including accrued interest, under the terms of promissory note in the amount of $1,758,394 at Closing (see Note 3(d) Notes payable).
(5)	Represents the payment of deferred underwriting fees incurred as part of HighCape’s IPO committed to be paid upon the consummation of a business combination (see Note 3(b)(1) Transaction costs).
(6)	Represents payment of Quantum Si’s Business Combination costs (see Note 3(b)(3) Transaction costs).
(7)	Represents payment of HighCape’s Business Combination costs (see Note 3(b)(2) Transaction costs).
(8)	Represents payment of Quantum Si’s incremental Business Combination costs and additional costs (see Note 3(b)(5) and 3(b)(6) Transaction costs).
(9)	Represents payment of HighCape’s incremental Business Combination costs (See Note 3(b)(7) Transaction costs).
(10)	Represents payment of management and consultants bonus, which is contingent on the consummation of the Business Combination. Payment was determined to be not directly attributable to the Business Combination. The unaudited pro forma condensed combined balance sheet reflects these costs as a reduction of cash with a corresponding increase in accumulated deficit (See Note 3(e) Impact on equity).
(11)	Represents payment to the third-party service provider pursuant to agreement dated March 29, 2021 (see Note 3(i) Third party service provider expenses and Note 12. Commitments and contingencies of the condensed financial statements as of March 31, 2021 and for the three months ended March 31, 2021). Payment was determined to be not directly attributable to the Business Combination. The unaudited pro forma condensed combined balance sheet reflects these costs as a reduction of cash with a corresponding increase in accumulated deficit (See Note 3(e) Impact on equity).

3(b) Transaction costs.

(in thousands)

	Highcape		Quantum-Si
	Payment of deferred underwriting fee	Payment of accrued expenses	Payment of accrued expenses	Recognition of capitalized expenses as a reduction to equity proceeds	Incremental Business Combination costs of Quantum-Si	Additional costs of Quantum-Si	Incremental Business Combination costs and other costs of HighCape	Total Business Combination costs adjustments
	(1)	(2)	(3)	(4)	(5)	(6)	(7)	1
Cash and cash equivalents	$(4,025)	$(1,605)	$(1,581)	$-	$(2,014)	$(353)	$(11,215)	$(20,793)
Prepaid expenses and other current assets	-	-	-	(2,320)	-	-	-	(2,320)
Accrued expenses and other current liabilities	-	(1,605)	(1,581)	-	-	-	-	(3,186)
Deferred underwriting fee payable	(4,025)	-	-	-	-	-	-	(4,025)
Additional paid-in capital	-	-	-	(2,320)	(2,014)	-	(11,215)	(15,549)
Accumulated deficit	-	-	-	-	-	(353)	-	(353)

(1)	Payment of deferred underwriting fee payable incurred by HighCape in the amount of $4,025,000 (see Note 3(a)(5) Cash and cash equivalents). The unaudited pro forma condensed combined balance sheet reflects payment of these costs as a reduction of cash and cash equivalents, with a corresponding decrease in deferred underwriting fee payable.
(2)	Payment of HighCape’s accrued transaction costs related to the Business Combination in the amount of $1,605,439 (see Note 3(a)(7) Cash and cash equivalents). The unaudited pro forma condensed combined balance sheet reflects these costs as a reduction of cash and cash equivalents, with a corresponding decrease in accrued expenses and other current liabilities (see Note 3(e) Impact on equity).
(3)	Payment of Quantum-Si’s accrued transaction costs related to the Business Combination in the amount of $1,581,075 (see Note 3(a)(6) Cash and cash equivalents). The unaudited pro forma condensed combined balance sheet reflects these costs as a reduction of cash and cash equivalents, with a corresponding decrease in accrued expenses and other current liabilities (see Note 3(e) Impact on equity).
(4)	Recognition of Quantum Si’s capitalized expenses related to the Business Combination in the amount of $2,320,126 as a reduction to equity proceeds. The unaudited pro forma condensed combined balance sheet reflects these costs as a decrease in prepaid expenses and other current assets, with a corresponding decrease in additional paid-in capital (see Note 3(e) Impact on equity).
(5)	Payment of incremental transaction costs related to the Business Combination incurred by Quantum-Si in the amount of $2,014,399 (see Note 3(a)(8) Cash and cash equivalents). The unaudited pro forma condensed combined balance sheet reflects these costs as a reduction of cash and cash equivalents, with a corresponding decrease in additional paid-in capital (see Note 3(e) Impact on equity).
(6)	Payment of additional costs at the close of the Business Combination incurred by Quantum-Si and determined to be not directly attributable and incremental to the Business Combination in the amount of $353,289 (see Note 3(a)(8) Cash and cash equivalents). The unaudited pro forma condensed combined balance sheet reflects these costs as a reduction of cash and cash equivalents, with a corresponding increase in accumulated deficit (see Note 3(e) Impact on equity).
(7)	Payment of incremental transaction costs and other costs related to the Business Combination incurred by HighCape in the amount of $11,214,523 (see Note 3(a)(9) Cash and cash equivalents). The unaudited pro forma condensed combined balance sheet reflects these costs as a reduction of cash and cash equivalents, with a corresponding decrease in additional paid-in capital (see Note 3(e) Impact on equity).

3(c) Trust Account.   Represents release of the restricted investments, cash and cash equivalents held in the Trust Account upon consummation of the Business Combination to fund the Closing of the Business Combination (see Note 3(a)(1) Cash and cash equivalents).

3(d) Notes payable.   Represents funds from the Business Combination used to repay Quantum-Si’s notes payable in the amount of $1,758,394, including interest accrued in the amount of $9,019, at the Closing of the Business Combination (see Note 3(a)(4) Cash and cash equivalents and Note 3(j) Interest expense).

3(e) Impact on equity.   The following table represents the impact of the Business Combination on the number of shares of Combined Company Class A common stock and Combined Company Class B common stock and represents the total equity section: (in thousands, except share amounts)

		HighCape / Combined Company common stock				Quantum-Si Common stock					HighCape Temporary equity		Quantum-Si Temporary equity
		Class A		Class B				Additional	Accumulated	Total stockholders'	Class A common stock subject to possible redemption		Convertible preferred stock
	Note	Shares	Amounts	Shares	Amounts	Shares	Amounts	paid-in capital	deficit	equity (deficit)	Shares	Amounts	Shares	Amounts
HighCape equity as of March 31, 2021 - pre Business Combination		2,291,667	$-	2,875,000	$-	-	$-	$18,992	$(13,992)	$5,000	9,208,333	$92,083	-	$-
HighCape equity as of March 31, 2021 - pre Business Combination - Initial stockholders		405,000	-	-	-	-	-	-	-	-	-	-	-	-
Quantum-Si equity as of March 31, 2021 - pre Business Combination		-	-	-	-	7,472,757	1	13,973	(184,022)	(170,048)	-	-	90,789,268	195,810
Total equity balance pre Business Combination		2,696,667	-	2,875,000	-	7,472,757	1	32,965	(198,014)	(165,048)	9,208,333	92,083	90,789,268	195,810

Transaction Accounting adjustments:
Reclassification of HighCape's redeemable shares to Class A common stock		9,208,333	1	-	-	-	-	92,082	-	92,083	(9,208,333)	(92,083)	-	-
Less: Reedemed shares	3 (a)(3)	(571,128)	-	-	-	-	-	(5,712)		(5,712)	-	-	-	-
Initial Stockholders		2,178,750	-	(2,178,750)	-	-	-	-	-	-	-	-	-	-
Shares issued to Foresite Funds under Subscription Agreements		696,250	-	(696,250)	-	-	-	-	-	-	-	-	-	-
PIPE Investors	3 (a)(2)	42,500,000	5	-	-	-	-	424,995	-	425,000	-	-	-	-
Shares issued to Quantum-Si Stockholders as consideration		59,754,288	6	19,937,500	2	-	-	(8)	-	-	-	-	-	-
Quantum-Si’s capitalized expenses related to the Business Combination	3 (b)(4)	-	-	-	-	-	-	(2,320)	-	(2,320)	-	-	-	-
Incremental Business Combination costs of Quantum-Si	3(b)(5), 3(b)(6)	-	-	-	-	-	-	(2,014)	(353)	(2,367)	-	-	-	-
Incremental Business Combination costs and other costs of HighCape	3 (b)(7)	-	-	-	-	-	-	(11,215)	-	(11,215)	-	-	-	-
Management bonus paid at the close of Business Combination	3(a)(10), 3(g)	-	-	-	-	-	-	-	(3,400)	(3,400)	-	-	-	-
Accelerated vesting of certain options at the close of Business Combination	3 (f)	-	-	-	-	-	-	463	(463)	-	-	-	-	-
Third party service provider expenses	3 (a)(11),3(i)	-	-	-	-	-	-	-	(3,800)	(3,800)	-	-	-	-
Elimination of historical accumulated deficit of HighCape		-	-	-	-	-	-	(13,992)	13,992	-	-	-	-	-
Elimination of historical Quantum-Si common stock		-	-	-	-	(7,472,757)	(1)	1	-	-	-	-	-	-
Elimination of historical Quantum-Si convertible preferred stock		-	-	-	-	-	-	195,810		195,810	-	-	(90,789,268)	(195,810)
Total Business Combination adjustments		113,766,493	12	17,062,500	2	(7,472,757)	(1)	678,090	5,976	684,079	(9,208,333)	(92,083)	(90,789,268)	(195,810)

Post-Business Combination equity balance		116,463,160	$12	19,937,500	$2	-	$-	$711,055	$(192,038)	$519,031	-	$-	-	$-

Adjustments to the Unaudited Pro Forma Condensed Combined Statements of Operations for the three months ended March 31, 2021 and the year ended December 31, 2020

The transaction accounting adjustments included in the unaudited pro forma condensed combined statement of operations for the three months ended March 31, 2021 and the year ended December 31, 2020 are as follows:

3(f) Nonrecurring equity awards compensation expenses.   Reflects compensation expense related to the accelerated vesting of certain equity awards concurrently with the Closing of the Business Combination in the amount of $463,448. This compensation expense is not expected to have a continuing impact on the combined results (see Note 3(e) Impact on equity).

3(g) Nonrecurring management and consultants compensation expenses.   Reflects compensation expense of $3,400,000 related to Quantum-Si management and consultants bonuses to be paid contingent on the consummation of the Business Combination. This compensation expense is not expected to have a continuing impact on the combined results (see Note 3(e) Impact on equity).

3(h) Equity awards compensation expense.   Reflects compensation expense related to the following restricted stock unit and stock options awards granted to certain employees, consultants and directors of Quantum-Si in connection with the Business Combination (in thousands):

		Three months ended March 31, 2021			Year ended December 31, 2020
		Research and development	General and administrative	Sales and marketing	Research and development	General and administrative	Sales and marketing
Restricted stock unit awards granted to CEO and General Counsel with service and performance condition	(1)	$-	$1,189	$-	$-	$8,421	$-
Restricted stock unit awards granted to the CEO with market condition	(2)	-	-	-	-	2,373	-
Restricted stock units granted to the Chairman of the Board and significant shareholder with performance condition	(3)	-	1,588	-	-	6,353	-
Restricted stock units granted to select directors and employees with service and performance condition	(4)	145	216	54	1,066	1,711	400
Restricted stock units granted to consultants with performance condition	(4)	-	-	-	-	1,700	-
Stock options granted to select employees with service and performance condition	(5)	672	-	-	4,946	-	-
Total		$817	$2,993	$54	$6,012	$20,558	$400

(1)	Compensation expense related to the restricted stock unit awards granted to the CEO and General Counsel of Quantum-Si which have both a service condition and a performance condition tied to the consummation of the Business Combination. The pro forma condensed combined statement of operations assumes that the Business Combination had occurred on January 1, 2020 and the expense for the first year and the three months of the second year after the Business Combination was recognized using the accelerated attribution method based on the 4-year vesting schedule of these awards.
(2)	Compensation expense related to the restricted stock unit awards granted to the CEO of Quantum-Si, which have a market condition. The pro forma condensed combined statement of operations assumes that the Business Combination had occurred on January 1, 2020 and the market condition will be met during the first year after the Business Combination.
(3)	Compensation expense related to restricted stock units granted to the Chairman of the Board and significant stockholder of Quantum-Si which have a performance condition tied to the consummation of the Business Combination. The pro forma condensed combined statement of operations assumes that the Business Combination had occurred on January 1, 2020 and the expense for the first year and the three months of the second year after the Business Combination was recognized based on the straight-line method of attribution.

(4)	Compensation expense related to the restricted stock units granted to select directors, employees, and consultants of Quantum-Si. The grants to select directors and employees have both a service condition and a performance condition tied to the consummation of the Business Combination. The grants to the consultants only have a performance condition tied to the consummation of the Business Combination. The pro forma condensed combined statement of operations assumes that the Business Combination had occurred on January 1, 2020 and the full expense for the award was recognized in the first year after the Business Combination using the accelerated attribution method based on the specific vesting schedule of the award.
(5)	Compensation expense related to stock options granted to select employees of Quantum-Si which have both a service condition and a performance condition tied to the consummation of the Business Combination. The pro forma condensed combined statement of operations assumes that the Business Combination had occurred on January 1, 2020 and the expense for the first year and the three months of the second year after the Business Combination was recognized using the accelerated attribution method based on the 4-year vesting schedule of these awards.

3(i) Third party service provider expenses.   Represents payment to the third-party service provider pursuant to agreement dated March 29, 2021 in the amount of $3,800,000 (see Note 3(e) Impact on equity and Note 12. Commitments and contingencies of the condensed financial statements as of March 31, 2021 and for the three months ended March 31, 2021). This expense is not expected to have a continuing impact on combined results.

3(j) Interest expense. Represents elimination of historical interest expense accrued in connection with Quantum-Si’s notes payable (see Note 3(a)(4) Cash and cash equivalents and Note 3(d) Notes payable).

3(k) Exclusion of interest income. Represents elimination of interest earned on cash and cash equivalents held in Trust Account.

3(l) Net loss per share. Represents pro forma net loss per share based on pro forma net loss and 136,400,660 total shares outstanding upon consummation of the Business Combination (see Note 3(e) Impact on equity). For each period presented, there is no difference between basic and diluted pro forma net loss per share as the inclusion of all potential shares of Class A common stock and Class B common stock of the Combined Company outstanding would have been anti-dilutive.